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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 26, 1998

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                               CALPINE CORPORATION
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               (Exact name of registrant as specified in charter)


          DELAWARE                      033-73160                77-0212977
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


             50 WEST SAN FERNANDO STREET, SAN JOSE, CALIFORNIA 95113
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 995-5115


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                                      NONE

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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

               On March 26, 1998, the registrant announced in a press release that it has priced a Rule 144A offering of $300 million principal amount of Senior Notes Due 2008. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.         EXHIBIT

99                  Press Release dated March 26, 1998.


                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CALPINE CORPORATION



DATE:  March 30, 1998                       By:
                                                    /s/ Ann B.Curtis
                                                   -----------------------------
                                                   Name:   Ann B. Curtis
                                                   Title:  Senior Vice President




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                                  EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT

99                  Press Release dated March 26, 1998.





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